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                                                                     EXHIBIT 4.1



                         CONSENT OF INDEPENDENT AUDITORS

     We consent to the reference to our firm under the caption
"Experts-Independent Auditors" and to the use of our report dated August 27, 2004 in the Amendment No. 1 to the Registration Statement (File No. 333-117696) and related Prospectus of Claymore Securities Defined Portfolios, Series 187.




                                             /s/ Grant Thornton LLP
                                             ----------------------
                                             GRANT THORNTON LLP

Chicago, Illinois
August 27, 2004